UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K/A

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2012 (July 18, 2012)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            The purpose of this Amendment is to correct the name of the Registrant from HPIL Holding Group to HPIL Holding and to revise type color to all black lettering.

ITEM 8.01      OTHER EVENTS

            HPIL Holding issued a Press Release, dated July 18, 2012 announcing its change of business, a copy of which is attached as Exhibit 99.1

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

            (d)       Exhibits

                        99.1     Press Release of HPIL Holding, dated July18, 2012

EXHIBIT INDEX

Exhibit No.                             Document Description

99.1                                                                             Press Release, dated July 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2012                                                                                      HPIL HOLDING

(Registrant)

By:       /s/ Louis Bertoli

            Louis Bertoli, Chief Executive Officer and President, Chairman and Director